UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 13, 2020

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters voted upon at Intevac’s Annual Meeting held on May 13, 2020 and the results of such voting are set forth below:

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 1: Election of Directors
David S. Dury	16,375,086	N/A	200,838	5,220,012
Wendell T. Blonigan	16,389,790	N/A	186,134	5,220,012
Kevin D. Barber	16,374,822	N/A	201,102	5,220,012
Dorothy D. Hayes	16,414,400	N/A	161,524	5,220,012
Stephen A. Jamison	16,374,666	N/A	201,258	5,220,012
Michele F. Klein	16,406,425	N/A	169,499	5,220,012
Mark P. Popovich	16,401,866	N/A	174,058	5,220,012
Thomas M. Rohrs	16,227,312	N/A	348,612	5,220,012

All director nominees were duly elected.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 2: Proposal to approve an amendment to the Intevac 2003 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares	16,412,095	158,511	—	5,225,330

Proposal 2 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 3: Proposal to approve the Intevac 2020 Equity Incentive Plan and the reservation of shares thereunder	15,921,738	645,537	—	5,228,661

Proposal 3 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 4: BPM LLP as independent public accountants for the fiscal year ending January 2, 2021	21,692,152	65,752	—	38,032

Proposal 4 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 5: An Advisory Vote on Executive Compensation.	16,216,180	227,532	—	5,352,224

Proposal 5 was approved.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 14, 2020	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer